UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

SUNOPTA INC.

(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7078 Shady Oak Road

Eden Prairie, Minnesota, 55344

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (952) 820-2518

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	STKL	The Nasdaq Stock Market LLC
INDICATE BY CHECK
Common Shares	SOY	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, SunOpta Inc., a corporation formed under the laws of Canada (the “Company”), entered into an Arrangement Agreement, dated February 6, 2026, with Pegasus BidCo B.V., a private company with limited liability incorporated under the laws of the Netherlands (“Parent”), and 2786694 Alberta Ltd. (“Purchaser”), a corporation formed under the laws of the Province of Alberta and a wholly-owned subsidiary of Parent (the “Arrangement Agreement”).

The Arrangement

On May 1, 2026, pursuant to the Arrangement Agreement and the plan of arrangement (the “Plan of Arrangement”), on the terms and subject to the conditions set forth therein, Purchaser acquired all of the issued and outstanding common shares in the capital of the Company (the “Common Shares”) by way of a court-approved statutory arrangement under section 192 of the Canada Business Corporations Act (the “Arrangement”).

Effect on Shares and Consideration

On May 1, 2026, beginning at the effective time of the Arrangement (the “Effective Time”) and at the times contemplated by the Plan of Arrangement: (1) each issued and outstanding Common Share was transferred to Purchaser for consideration of $6.50 in cash (the “Consideration”), less any applicable withholdings; (2) each issued and outstanding share of Series B-1 Preferred Stock in the capital of SunOpta Foods, Inc. (the “Series B-1 Preferred Stock”), a wholly-owned subsidiary of the Company, was transferred to the Company in exchange for the number of Common Shares calculated by multiplying the number of shares of Series B-1 Preferred Stock by 405.9555467 (being the exchange rate of the Series B-1 Preferred Stock contemplated by their terms), and the resulting Common Shares were transferred to Purchaser for the Consideration in respect of each such Common Share, less any applicable withholdings; and (3) each issued and outstanding special share in the capital of the Company was cancelled without any payment in respect thereof.

In addition:

•

each stock option, whether vested or unvested, outstanding immediately prior to the Effective Time was deemed to be unconditionally vested and exercisable, and each such stock option shall be surrendered by the holder thereof to the Company in exchange for, subject to any withholding, a cash payment equal to the amount (if any) by which the Consideration in respect of a Common Share underlying such stock option exceeds the exercise price of such stock option, multiplied by the number of Common Shares subject to such stock option;

•

each restricted stock unit (“RSU”), whether vested or unvested, outstanding as of immediately prior to the Effective Time shall be surrendered by the holder thereof to the Company in exchange for, subject to any withholding, a cash payment from the Company equal to the Consideration in respect of each Common Share underlying such RSU; and

•

each performance stock unit (“PSU”) outstanding immediately prior to the Effective Time shall be surrendered by the holder thereof to the Company in exchange for, in the case of each PSU deemed to be vested pursuant to the Arrangement Agreement, subject to any withholding, a cash payment from the Company equal to the Consideration in respect of each Common Share underlying such vested PSU.

The foregoing description of the Arrangement Agreement, the Plan of Arrangement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Arrangement Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on February 6, 2026 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On May 1, 2026, in connection with the consummation of the Arrangement described above in the Introductory Note, the Company repaid in full all of its loans and terminated and satisfied in full all outstanding commitments of lenders to lend under that certain Credit Agreement (the “Credit Agreement”) dated as of December 8, 2023 among the Company, as borrower, Bank of America, N.A., as administrative agent, the lenders from time to time party thereto, and the guarantors from time to time party thereto, and irrevocably and unconditionally terminated the Credit Agreement. With regard to outstanding letters of credit issued under the Credit Agreement, Parent caused JPMorgan Chase Bank, N.A. to issue a backstop irrevocable letter of credit to Bank of America, N.A. pursuant to its existing credit facility.

The Company maintains a variety of relationships with several of the lenders that were parties to the Credit Agreement, including comprehensive banking services, foreign currency borrowing arrangements, letter of credit and foreign exchange needs. There were no material early termination penalties, other than the prepayment fees and the exit fees required by the Credit Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 1, 2026, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Arrangement on May 1, 2026 and requested that Nasdaq halt trading of the Common Shares effective as of 5:00 p.m., Eastern Time, on May 1, 2026.

On May 1, 2026, the Company requested that Nasdaq file with the SEC a Form 25, Notification of Removal from Listing and/or Registration, to delist the Common Shares from Nasdaq and deregister the Common Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon effectiveness of such Form 25, the Company intends to file a Certification and Notice of Termination of Registration on Form 15 with the SEC requesting the deregistration of the Common Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information contained in the Introductory Note, Item 3.01 and Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the consummation of the Arrangement, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

As contemplated by the Arrangement Agreement, each of Dr. Albert Bolles, Rebecca Fisher, Dean Hollis, David J. Lemmon, Diego Reynoso, Leslie Starr and Mahes S. Wickramasinghe resigned as a member of the Company’s board of directors, and any committee thereof, effective as of the Effective Time. Steven Wood Presley, William Lewis McFarland II, Alan Humes and Stephane Bellemare were appointed as the directors of the Company, effective as of the Effective Time, each to serve until the earlier of his resignation or removal or his respective successor is duly elected or appointed and qualified. Brian Kocher will continue to serve as a director of the Company, until the earlier of his resignation or removal or his successor is duly elected or appointed and qualified.

Item 7.01 Regulation FD Disclosure.

On May 1, 2026, the Company issued a press release announcing the consummation of the Arrangement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information included in Exhibit 99.1 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit Number	Description

2.1*	Arrangement Agreement, dated as of February 6, 2026, by and among Pegasus Bidco B.V., 2786694 Alberta Ltd. and SunOpta Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated February 6, 2026)

99.1	Press Release, dated May 1, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or similar attachment to Exhibit 2.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Greg Gaba
Greg Gaba
Chief Financial Officer

Date	May 1, 2026